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                                                                    EXHIBIT 10.5


                                                                 April 26, 2004

                           MASTER AGREEMENT EXHIBIT B

                         Expertise of Vendor's Personnel

Vendor has sufficient Vendor Personnel trained in the following:

-     Change / Production Control

-     Systems Analysis and Functional Specification

-     Data Analysis and Mapping

-     Systems Development / Programming

-     Quality Assurance

-     Report development

-     Systems Integration

-     Data Base management

-     Systems Testing

-     Security systems

-     Project Management (PMI Certification is recognized and preferred)

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Vendor has sufficient Vendor Personnel trained in the following:

     -     BEA Weblogic 5.1

     -     C++

     -     CA/Platinum MetaData Repository

     -     CICS

     -     Cicso

     -     Cobol

     -     COM+

     -     Command Language (CL)

     -     Crystal Reports

     -     EJB

     -     IBM MQ-Series.

     -     iPlanet Directory Server

     -     ISAM style index and file system

     -     J2EE

     -     JAVA

     -     JCL

     -     Mercury Interactive

     -     MQ Workflow

     -     MVS

     -     Oracle RDBMS

     -     Rational Suite

     -     Visual Basic

     -     XML

                                       2

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                           MASTER AGREEMENT EXHIBIT C

         Pre-Fidelity Assignment Statement; Fingerprinting; Drug Testing

1. I understand that I am an employee of ("Vendor") and that my provision of services for Fidelity does not alter that status. I understand that I am not eligible for, or entitled to, any employment status with, or employment benefits of, Fidelity.

2. I understand that Fidelity's policies prohibit any concurrent employment or assignment, which creates a conflict of interest or interferes with the provision of services to Fidelity. I hereby confirm that I am not so employed or assigned. I also agree to promptly advise Vendor or Fidelity should I become concurrently employed or assigned by a financial institution or by a company primarily engaged in the issue, flotation, underwriting, public sale or distribution of stocks, bonds or other similar securities (such as a broker/dealer) while I provide services at Fidelity. I understand that Fidelity may permit such concurrent employment or assignment without prejudice to subsequent objection to conduct which creates a conflict of interest.

3. I further understand that while providing services at Fidelity I am obligated to conduct myself in accordance with any work rules in effect and to abide by those principles of any applicable World Wide Rules in effect, including but not limited to the obligation to report any observed or suspected illegal activity to the Office of the Secretary of Fidelity, not to engage in insider trading based on information I become aware of or by virtue of my provision of services at Fidelity, and not to accept gifts for my provision of services at Fidelity.

4. I understand that I am not to operate or drive any motorized vehicle or operate any machinery (except office machinery) without Vendor's prior written consent and that I am not authorized or empowered to render professional opinions or to sign my name or the Fidelity name to any financial statement or tax return in connection with the performance of services at Fidelity or its affiliates.

5. Have you ever been assigned to or employed by Fidelity Information Services, Inc., or any of its direct or indirect subsidiaries, affiliates, Parent Companies or predecessors, including ALLTEL Corporation, ALLTEL Communications, Inc., Systematics, Inc., or Computer Power, Inc.?

No    Yes

Please specify assignment or position, along with dates of assignment or employment: ____________________________________________

Were you involuntarily released from the assignment or position?

No    Yes

If "Yes", explain: _______________________________________________________

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6.    Are any of your relatives (that is anyone related to you by blood, marriage or law) or members of your household currently employed by or assigned to work at Fidelity?

No    Yes

Please specify name of relative or member of household, position and department:
________________________________________________________________________

7. Have you ever been convicted of, plead guilty or no contest to, or entered into a pre-trial diversion or similar program concerning any criminal offense (e.g., a misdemeanor or a felony) involving a crime of dishonesty, breach of trust, money laundering, or felony involving violence or drug offenses including the illegal manufacture, sale distribution or trafficking in controlled substances?

Do include any guilty pleas or convictions pursuant to a plea bargain or pre-trial diversion program.

Do not include the following: (1) minor traffic violations, (2) convictions or pleas as a youthful offender or juvenile, or (3) any criminal proceedings which have been terminated in your favor (e.g., any acquittals or convictions which have been deleted, voided, invalidated, expunged or sealed by a court).

NOTE: Responses concerning plea bargains or pre-trial diversions should not be provided in states which restrict such inquiries. These states include, but may not be limited to California.

No    Yes

If "Yes", explain: _______________________________________________________

8. Have you been charged with or arrested for any criminal offense described above for which you are awaiting disposition, dismissal, termination, further court proceedings or a final resolution? Include any pending criminal case which has been postponed pursuant to a pre-trial diversion or similar program.

NOTE: Responses concerning unresolved charges or arrests should not be provided in states which restrict such inquiries. These states include, but may not be limited to Arizona, California, Illinois, Indiana, Iowa, Kansas, Massachusetts, Michigan, Minnesota, Nevada, New Mexico, Ohio, Rhode Island, Utah, Washington, and West Virginia.

No    Yes

If "Yes", explain: _______________________________________________________

9. If you answered "Yes" to either question seven or eight, please note that, consistent with

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Applicable Law, a conviction or unresolved criminal charge or arrest will not result in an automatic disqualification from your ability to provide services at Fidelity. As appropriate, factors such as the date, nature, job relatedness and seriousness of the offense will be considered. However, please be advised that the Federal Deposit Insurance Act provides that "...any person who has been convicted of any criminal offense involving dishonesty or a breach of trust, or money laundering, or has agreed to enter into a pretrial diversion or similar program in connection with a prosecution of such offense, may not participate, directly or indirectly, in the conduct of the affairs of any insured depository institution " Crimes involving violence or drug offenses may come under this definition and Fidelity also has certain bonding requirements.

10. I agree to have my fingerprints taken in accordance with Fidelity's fingerprinting policy and to have my photograph taken and that law enforcement agencies, including the FBI, will be contacted. I also agree that I will be subject to a drug test in connection with my assignment with Fidelity. I further understand and agree that I am obligated to update any information provided on this Statement.

11. I understand that conversations on Fidelity's telephone lines may be monitored by or on behalf of Fidelity, and from time to time such telephone conversations will be recorded by or on behalf of Fidelity. Voicemail and computer usage (including, but not limited to, e-mail and internet usage) may also be monitored by or on behalf of Fidelity as well. Personal telephone conversations conducted during such monitoring and/or recording are also subject to such monitoring and/or recording until such time as Fidelity can determine the non-business nature of the call. Fidelity reserves the right to use the recordings and information obtained from them in any manner permitted by law.

12. I understand and agree to the terms of this Statement and certify that the statements made in this Statement are true and correct to the best of my knowledge and I understand and agree that any misstatement or omission of fact or failure to properly update this information will result in termination of provision of services at Fidelity.

Signature: __________________________________________
Print Name: _________________________________________
Home Address: _______________________________________
_____________________________________________________
Home Phone: Date: ___________________________________

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                           MASTER AGREEMENT EXHIBIT D

                  Confidentiality and Non-Disclosure Agreement

I, ____________________________, understand that _________________________
("Vendor") may assign me to perform services for Fidelity Information Services, Inc. ("Fidelity"), or a parent corporation, affiliate or subsidiary thereof, which placement shall require the strictest confidence and sensitivity. In consideration of my employment by Vendor and, as a term of that employment, I agree:

      1. I have been advised by Vendor that the services Vendor may assign me to perform for Fidelity will involve documents, data and information of a highly sensitive, confidential and proprietary nature or which may constitute trade secrets ("Confidential Information"). This Confidential Information is described and defined in Appendix 1 attached hereto and includes any copies or extracts of such information (in any form).

      2. I assure Vendor that I shall, at all times while providing services at Fidelity, hold in Confidence all Confidential Information which I have access to, learn, observe or obtain during my assignments. I shall not disclose, remove, copy or utilize (or permit to be disclosed, removed, copied or utilized) in any form any such Confidential Information unless I am expressly I authorized in writing by a representative of Fidelity. I further agree that I will promptly advise Vendor and Fidelity of any unauthorized use, removal, copy or disclosure of Fidelity's Confidential Information by anyone, including myself.

      3. If I cease to provide services to Fidelity for any reason or at any time upon Fidelity's request, then I will immediately return to Fidelity all Confidential Information in my possession or control. If I become legally compelled by an order of a court or governmental agency to disclose any Confidential Information, I will provide Fidelity with prompt written notice to , Fidelity Information Services, Inc., Legal Department, 601 Riverside Avenue, Jacksonville, Florida 32204, USA, Attn: General Counsel; Facsimile: (904) 854-4336; and Covansys___________________________; Attn: Group Legal Counsel;
Facsimile (___) ______________-; so that Fidelity and Vendor may assert whatever interest either or both have in the information prior to disclosure by me.

      4. I understand that if I disclose copy, remove or misuse any Confidential Information in violation of this Agreement and threaten or cause damage to Vendor or Fidelity, I shall be responsible to and will indemnify Vendor and Fidelity.

      5. I also recognize that indemnification and money are not adequate to compensate for a breach or threatened breach of this Agreement and would cause irreparable injury to Fidelity. I, therefore, agree that even without proving monetary damages that Vendor and its client, Fidelity, are entitled to temporary and permanent injunctive relief against such breaches. Such permanent or temporary injunctive relief will not limit any other remedies, which may result from the breach or threatened breach of the promises I am making in this Agreement.

                                       6

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      6.    I will not use Fidelity's name without Fidelity's prior written consent. I also agree not to use any material obtained or prepared in connection with my placement at Fidelity for any purpose not related to Fidelity's business
(es).

      7. I agree that during the period of my provision of services at Fidelity and for a period of one (1) year after that, I will not, either for myself or any other person or entity, directly or indirectly solicit, lure away (or attempt to solicit or lure away) any Fidelity customers who were serviced by me or whose names became known to me while I was providing services at Fidelity.

      8. Neither this Agreement nor my obligations under this Agreement may be assigned to any other party.

      9. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersedes all other prior agreements, understandings or letters of intent between the parties hereto whether written or oral. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

      10. This Agreement shall be governed by and construed in accordance with the law of the State of New York. I agree that all actions arising hereunder shall be brought in the courts of the State of New York sitting in New York County. I expressly consent to the jurisdiction of New York courts and waive my right to trial by jury with respect to this Agreement.

      11.   This Agreement shall survive my employment relationship with Vendor.

Signature: __________________________________________
Print Name: _________________________________________
Home Address: _______________________________________
_____________________________________________________
Home Phone: Date: ___________________________________

                                       7

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                                   APPENDIX 1

                     Definition Of Confidential Information

Confidential, trade secrets or proprietary information (hereinafter collectively, "Confidential Information") shall include any information of Fidelity and its parent, Fidelity National Financial, and any present or future direct or indirect affiliates or subsidiaries of such entities (hereinafter collectively, "Fidelity") not generally known to the public. Confidential Information includes, without limitation, any trade secrets or proprietary information concerning Fidelity, its sales, personnel or accounting procedures, accounts, operations, devices, techniques, methods, business plans, software, software codes, data processing programs, data bases, models, secret processes, products, capacities, systems, security practices, research, development, machines and adoption thereto, inventions, research projects and other means used by Fidelity in the provision of Service(s) to customers and in the conduct of business, whether developed, acquired or compiled by Fidelity, whether tangible, recorded or otherwise, and without regard to the form of recordation or the state of completion.

Confidential Information further includes information concerning customers and prospective customers of Fidelity, and the affairs and business activities of Fidelity and/or its customers. This includes trade secrets and proprietary information concerning accounts, financial standing, investment holdings and other personal financial data compiled by Fidelity and/or provided by customers, specific financial needs and requirements with respect to investments, financial position and standing, leads, referrals and references to customers, holding book or customer book pages, assets and obligations carried in accounts of customers, and all records and documents concerning the business and affairs of Fidelity and/or customers whether developed, compiled or acquired by Fidelity, whether tangible, recorded or otherwise, and without regard to the form of recordation or the state of completion.

Confidential Information also includes the identity of and any and all confidential or proprietary information or data belonging to or concerning any Fidelity customers and any third parties which is in the possession, custody or control of Fidelity.

Confidential Information further includes any idea or concept whether or not it has been reduced to tangible form, and any and all work compiled, acquired or produced by assignment personnel in connection with their assignment to Fidelity; provided, however, this shall not preclude Vendor or myself from using ideas, processes, concepts, know-how or techniques related to the delivery of Services that are retained in my memory. Confidential Information shall not include any information which is presently in the possession and control of assigned personnel independent of their relationship with Fidelity, or which became known to such assignment personnel independent of their assignment at Fidelity or which was developed by the assignment personnel and was not based upon or derived from Confidential Information of Fidelity, is publicly available through no action of myself or Vendor in violation of this Agreement, or shall be obtained by myself, or Vendor, from third parties not known to the myself, or Vendor, to be bound by an obligation of confidentiality to Fidelity.

                                       8

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                           MASTER AGREEMENT EXHIBIT E

   Statement Of Fidelity Domestic Fingerprinting Policy For Contingent Worker
                          Providers/Servicing Agencies

      Vendor's Personnel assigned to work on Fidelity premises must be fingerprinted no later than the first day of their assignment, and such results must be in compliance with the Financial Institutions Reform Recovery and Enforcement Act ("FIRREA") and the Fidelity Requirements in order to remain on assignment at Fidelity. If more than six (6) months have elapsed since the completion of a prior assignment, then Vendor's Personnel must be re-fingerprinted when the next assignment begins. It is Vendor's responsibility to notify the applicable Fidelity business areas when any of Vendor's Personnel are assigned to Fidelity premises and must do so on or before the first date of assignment.

      Vendor's Personnel assigned to work off Fidelity premises, but who have access to Fidelity's systems, data or certain intellectual property/confidential material, shall be subject to fingerprinting at the discretion of the applicable Fidelity business areas. Vendor must notify the applicable Fidelity business areas when any of Vendor's Personnel have such access, and must do so upon the date of such access.

      Fingerprinting shall be conducted by Fidelity or a Fidelity designee and the results shall be returned to Fidelity. Information from fingerprinting results shall not be disclosed to Vendor. In evaluating results (or background reports, as appropriate), Fidelity may require access to the portion of the Pre-Fidelity Assignment Statement which contains inquiries concerning unresolved arrests and conviction records, and Vendor shall make this limited information available to Fidelity.

      It is the responsibility of Vendor to warrant that each person who is subject to fingerprinting under this policy timely submit to fingerprinting at a Fidelity facility or such other facility designated by Fidelity, all in accordance with Fidelity policies (where permitted by applicable laws and regulations).

      Compliance with the procedures set forth above shall not relieve Vendor of its obligation to review its personnel or subcontractors' personnel applications and Pre-Fidelity Assignment Statements, or of its obligation regarding the selection, placement and supervision of Vendor's Personnel.

                                       9

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                           MASTER AGREEMENT EXHIBIT F

    Statement of Fidelity Domestic Drug Testing Policy For Contingent Worker
                          Providers/Servicing Agencies

      In general, Vendor's Personnel assigned to work on Fidelity premises are required to take a drug screening test no later than the first day of their assignment and must pass in order to remain on assignment at Fidelity. However, Vendor must warrant that no IT member of Vendor's Personnel shall be assigned to Fidelity that have not successfully passed a drug test within thirty (30) days prior to their start date. If more than six (6) months have elapsed since the completion of a prior assignment, then Vendor's Personnel must be re-drug tested when the next assignment begins. It is Vendor's responsibility to notify the applicable Fidelity business areas when any of Vendor's Personnel are assigned to Fidelity premises and must do so on or before the first date of assignment.

      Vendor's Personnel assigned to work off Fidelity premises, but who have access to Fidelity's systems, data or certain intellectual property/confidential material, shall be subject to drug testing at the discretion of the applicable Fidelity business areas. Vendor must notify the applicable Fidelity business areas when any of Vendor's Personnel have such access and must do so upon the date of such access.

      Drug testing shall be conducted by Vendor at Vendor's expense. Fidelity, at its discretion, has the right to audit Vendor's drug test records and procedures pertaining to those members of Vendor's Personnel assigned to Fidelity.

      It is the responsibility of Vendor to warrant that it shall use a drug test laboratory that is Substance Abuse Mental Health Service Administration ("SAMHSA") certified and shall conform to the minimum Fidelity Health Services Drug Testing Standards, a current copy of which is attached to hereto as Appendix 1.

      During Vendor's Personnel's assignment with Fidelity, if there is reason to believe that their work is being impaired by a substance abuse problem, then Vendor may be required to have such member of Vendor's Personnel undergo a drug screening test in order to remain on such assignment. Under certain circumstances, Vendor's Personnel may also be asked to take a random test for drugs or alcohol if they perform a job that could affect the safety of themselves or others. If Vendor's Personnel refuse to cooperate in a drug-screening test, then they may be subject to immediate removal from their assignment.

      Vendor must notify Vendor's Personnel that in the event they are convicted of any drug- related crime, they must immediately notify their provider, who in turn must immediately notify Fidelity, and such member of Vendor's Personnel shall no longer be eligible for such assignment. If such member of Vendor's Personnel fails to so notify their provider, corrective action may include immediate removal from their assignment.

                                       10

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      Compliance with the procedures set forth above shall not relieve Vendor of its obligation to review its personnel or subcontractors' personnel applications and Pre-Fidelity Assignment Statements, or of its obligation regarding the selection, placement and supervision of Vendor's Personnel.

                                       11

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                                   APPENDIX 1

                 Fidelity Health Services Drug Testing Standards

The urine specimen must be collected via the Chain of Custody (COC) Protocol.

The urine test must be tested for the following 5 substances:

             Amphetamines
             Cannabinoid
             Cocaine
             Opiates
             Phencyclidine (PCP)

If the preliminary screening is a positive result, then a confirmation test (Gas Chromatography/Mass Spectroscopy (GC/MS)) must be performed.

All positive results must be reviewed by a Medical Review Officer (MRO).

                                       12

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                           MASTER AGREEMENT EXHIBIT G

                            Change Control Procedures

                                       13

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                           MASTER AGREEMENT EXHIBIT H

                             Fees; Professional Unit

Vendor may be paid for Services on the basis of a Professional Unit, which will be set forth in the applicable Work Order as a Professional Day.

(A) Professional Day. Payment for Services provided for a "Professional Day" is calculated according to the following formula:

      (i)   Except as provided in Paragraph B below, and subject to subsection
(ii) of this Paragraph A., in consideration of Vendor's performing Services under a Work Order for eight hours or more on any calendar day (including, weekends and holidays), Fidelity will pay Vendor therefore the amount described in such Work Order as the amount for a Professional Day ("Professional Day Amount").

      (ii) Fidelity shall not pay Vendor more than the Professional Day Amount in consideration of Vendor's performing Services under a Work Order on any calendar day (including, but not limited to, weekends and holidays) unless Vendor so performs for more than ten (10) hours during such day and Fidelity agrees in writing (before Vendor begins to so perform during any time that exceeds such ten (10) hours) that it will pay more than the Professional Day Amount therefor. In the event that Fidelity does so agree, Fidelity will pay Vendor, in addition to the Professional Day Amount, an amount determined by multiplying the number of full (but not partial) hours during such day during which Vendor so performs that exceeds ten (10) by the number determined by dividing the Professional Day Amount by eight.

(B)   Professional Month. Intentionally Omitted.

(C) Other Definitions. The following definitions shall apply with respect to the determination of the applicable Professional Unit Pursuant to this Master Agreement Exhibit H (Professional Unit; Rate Card).

      (i) The term "Off-Shore Resources" shall mean personnel resources originating from a primary workplace within India. If the resources originate from other than India (and they are not On-Shore Resources), then the Parties shall mutually agree upon the fees for the Professional Units provided from such resources. The Parties acknowledge Off-Shore Resources may provide Services from within the United States.

      (ii) The term "On-Shore Resources" shall mean personnel resources originating from a primary workplace within the United States.

(D) Fees for Professional Units. The Fees for the Professional Units, based upon whether such Resource is On-Shore or Off-Shore are set forth in the tables below and shall not be adjusted by Vendor except as provided in Article 8 (Payments to Vendor) of the Master Agreement without the prior written consent of Fidelity. Thereafter, the Fees shall be adjusted as provided for in Article 8 (Payments to Vendor) of the Master Agreement or as otherwise mutually agreed.

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      (i)   On-Shore Resources. All On-Shore Resources shall be priced at a blended fully loaded rate of [****] per Professional Day in accordance with the following guidelines:

                  (a) Resource loading for project planning, scheduling, timelines, etc. will not exceed 8 hours per day per resource.

                  (b)   [****]

                  (c) Telecommunications from offsite staff to Fidelity's locations are included.

      (ii) Off-Shore Resources. Off-Shore Resources shall be priced at a blended fully loaded rate of: (x) [****] per Professional Day when providing Services from within India, (y) [****] per Professional Day when Off-Shore Resources are providing Services from within the United States if the Work Order duration of their stay is 3 months or less, and (z) [****] per Professional Day when providing Services from within the United States if the Work Order duration of their stay is longer than 3 months in accordance with the following guidelines:

                  (a) For all Off-Shore Resource rate scenarios, resource loading for project planning, scheduling, timelines, etc. will not exceed 8 hours per day per resource.

                  (b) For Off-Shore Resource providing Services off-shore, travel, hotel, housing, lodging, meals, transportation, visas or other work permits, entertainment expenses, personal expenses and any other expenses or costs are included within the above blended rate

                  (c) For Off-Shore Resources providing Services within the United States if the Work Order duration of their stay is 3 months or less, travel, hotel, housing, lodging, meals, transportation, visas or other work permits, entertainment expenses, personal expenses and any other expenses or costs are at Fidelity's expense in accordance with Fidelity's travel policies.

                  (d) For Off-Shore Resources providing Services within the United States if the Work Order duration of their stay is longer than 3 months, Section D(i)(b) of this Exhibit shall apply.

(E) Overtime. Vendor will not be paid overtime for hours worked by any single Vendor staff member exceeding 8 hours in any 24 hour nominal day (midnight to midnight local time), except and unless agreed upon in the Work Order as a Professional Unit engagement, and subject to the requirements therein.

(F) Knowledge Acquisition Fees. [****] The amount of time as delineated by associated milestones that Vendor resources will provide to Fidelity to learn about Fidelity Software products shall be set forth in each Work Order. Notwithstanding the foregoing, the Parties will use best efforts to mitigate the training costs by utilizing such training techniques, including but not limited to, "train-the-trainer" programs and on-line training courses. In the event that the Parties can not agree on the amount and timing of the Knowledge Acquisition Process Services, the following terms shall apply:

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

      (i) For Fidelity software products, Vendor shall reduce the respective On-Shore and Off-Shore personnel rate by [****] for up to [****] weeks of each applicable Work Order where such product knowledge acquisition is required. The Parties agree that every Vendor Personnel who needs to participate in the Knowledge Acquisition Process in order to adequately perform his or her job responsibilities will do so at the discounted fees described above. [****] If Vendor requires further knowledge acquisition under such Work Order for the product, Fidelity shall provide a focused training program for Vendor's personnel in India by providing a trainer on-site in Vendor's India facilities. [****].

      (ii) "Knowledge Acquisition Process" shall mean activities include, but are not limited to, transition efforts, studies for offshore applicability, assessments, joint brainstorming or knowledge sessions, training for team members, mentorship time for team members, side-by-side training, learning curve ramp-up, meetings and joint sessions, and generally all activities necessary to transition work. Knowledge Acquisition Process expenses include vendor staff expense (daily billings), travel, equipment and living expenses; for both onshore- and offshore-based staff. Fidelity shall reasonably suggest the qualifications and requirements of such Knowledge Acquisition Process.

(G) Fidelity shall provide Vendor with access to all Fidelity Software required to perform the Services. When Vendor is performing at Fidelity's location, Fidelity shall provide Vendor with to all necessary infrastructure, connectivity access, facilities, office space, office equipment and laptops/personal computer.

                                       16

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                           MASTER AGREEMENT EXHIBIT I

                      Vendor's Statement of Compliance with
               Fidelity's Information/Technology Control Policies

                                       17

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                           MASTER AGREEMENT EXHIBIT J

                               EU Privacy Addendum

                                    Addendum

This Addendum supplements the Master Service Provider Agreement between Covansys and Fidelity Information Services, Inc. dated April 23, 2004 (the "Agreement").

The Parties agree that the terms and sections of this Addendum and the performance hereunder applies only to Work Orders or that portion of any Work Order in which Fidelity procures Services that Vendor will perform on behalf of any United Kingdom and/or European Affiliate of Fidelity and will dictate and supersede any corresponding or conflicting terms and sections of the Agreement in connection with the procurement of Services by Fidelity that Vendor will perform on behalf of any United Kingdom and/or European Affiliate of Fidelity.

Except where stated to the contrary the defined terms used in the Agreement shall have the same meaning in this Addendum.

                                  - SECTION 5

Section 5.1(a)(iii) shall be replaced with the following wording:

      "(iii) authorized to work in India for the performance of the Services, authorized to work in the United States for the performance of any Services in the United States, in the United Kingdom for the performance of any Services in the United Kingdom, or in the appropriate jurisdiction for the performance of any Services in other Fidelity locations including, without limitation, Blanket L-1 approvals and H-1B and other necessary visas for each of such Vendor Personnel."

Sections 5.6(b)(iv) AND (v) the requirements in this section for fingerprinting and drug testing Vendor Personnel shall not apply.

                                  - SECTION 11

The following words shall be added to the second sentence of SECTION 11.1(d) after the words "The Protected Party must"

      "use reasonable endeavours to"

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

The following words shall be added to Section 11.4(e) before the words "and applicable regulations".

      "Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data, and all local implementing legislation."

                                  - SECTION 21

Section 21.17 of the Agreement shall be replaced with the following wording:

      "Third Party Beneficiaries. Except as specified in this Agreement, the Parties do not intend to create any obligations or any rights, causes of action or benefits in favor of any person or entity other than Fidelity, a Fidelity Affiliate (as defined in the form of Work Order attached hereto) or Vendor. Vendor agrees that each Affiliate of Fidelity is an intended, third party beneficiary of this Agreement and is entitled to rely upon all rights, representations and warranties made by Vendor herein to the same extent as if such Affiliate were Fidelity hereunder. Subject to the foregoing, this Agreement does not create any rights under the Contracts (Rights of Third Parties) Act 1999 or other equivalent European legislation. Fidelity and Vendor may by agreement amend this Agreement without obtaining the consent of the Affiliates of Fidelity or any other third party notwithstanding that any such amendment may relate to benefits conferred on the Affiliates of Fidelity or any other third party."

                                - SECTION 21.24

The following words shall be added to a new Section 21.24 called TUPE:

      "21.24(a) The Parties agree that this Agreement shall not operate to transfer any employees and that the Transfer of Undertakings (Protection of Employment) Regulations 1981 (as amended from time to time) and other equivalent European legislation ("TUPE") shall not apply to this Agreement.

      21.24(b) If TUPE does apply to transfer any contract of employment or collective agreement of any employee of the Vendor (a "Transferred Employee") to Fidelity pursuant to this Agreement, then:

            (i) Vendor shall forthwith make an offer of employment to each such Transferred Employee to re-employ them on the same terms and conditions as such contract of employment or collective agreement; and

            (ii) Fidelity may forthwith terminate the employment of such Transferred Employee; and

            (iii) Vendor agrees to indemnify Fidelity on an on-going basis against all costs, claims, liabilities and losses incurred by Fidelity in connection with the employment and the termination of the employment of the Transferred Employees."

                               - DATA PROTECTION

The following clauses shall be incorporated into the Agreement as a new Section 22 called Data Protection.

For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection.

Name of the data exporting
organisation:                               Fidelity Information Services, Inc.

Address: _______________________________________________________________________

________________________________________________________________________________

Tel: ___________________    Fax: _________________   E-mail: ___________________

Other information needed to identify the organisation

________________________________________________________________________________
                               (the data EXPORTER)

And

Name of the data importing organisation:    Covansys

Address: _______________________________________________________________________

________________________________________________________________________________

Tel: ___________________    Fax: _________________   E-mail: ___________________

Other information needed to identify the organisation

________________________________________________________________________________
                               (the data IMPORTER)

HAVE AGREED on the following Contractual Clauses (the Clauses) in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the data exporter to the data importer of the personal data specified in Appendix 1.

                                    Clause 1

For the purposes of the Clauses:

(a) `personal data', `special categories of data', `process/processing', `controller', `processor', `data subject' and `supervisory authority' shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (the Directive);

(b) `the data exporter' shall mean the controller who transfers the personal data;

(c) `the data importer' shall mean the processor who agrees to receive from the data exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of these Clauses and who is not subject to a third country's system ensuring adequate protection;

(d) `the applicable data protection law' shall mean the legislation protecting the fundamental rights and freedoms of natural persons and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member State in which the data exporter is established;

(e) `technical and organisational security measures' shall mean those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

                                    Clause 2

The details of the transfer and in particular the special categories of personal data where applicable are specified in Appendix 1 which forms an integral part of the Clauses.

                                    Clause 3

The data subject can enforce against the data exporter this Clause, Clause 4(b) to (h), Clause 5(a) to (e), and (g), Clause 6(1) and (2), Clause 7, Clause 8(2), and Clauses 9, 10 and 11, as third-party beneficiaries.

The data subject can enforce against the data importer this Clause, Clause 5(a) to (e) and (g), Clause 6(1) and (2), Clause 7, Clause 8(2), and Clauses 9, 10 and 11, in cases where the data exporter has factually disappeared or has ceased to exist in law.

The Parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

                                    Clause 4

The data exporter agrees and warrants:

(a) that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member State where the data exporter is established) and does not violate the relevant provisions of that State;

(b) that he has instructed and throughout the duration of the personal data processing services shall instruct the data importer to process the personal data transferred only on the data exporter's behalf and in accordance with the applicable data protection law and these clauses;

(c) that the data importer shall provide sufficient guarantees in respect of the technical and organisational security measures specified in Appendix 2 to this contract;

(d) that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation;

(e)   that he will ensure compliance with the security measures;

(f) that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or as soon as possible after, the transfer that his data could be transmitted to a third country not providing adequate protection;

(g) that he agrees to forward the notification received from the data importer pursuant to Clause 5(b) to the data protection supervisory authority if he decides to continue the transfer or to lift his suspension;

(h) to make available to the data subjects upon request a copy of the Clauses set out in this Annex, with the exception of Appendix 2 which shall be replaced by a summary description of the security measures.

                                    Clause 5

The data importer agrees and warrants:

(i) to process the personal data only on behalf of the data exporter and in compliance with his instructions and the clauses; if he cannot provide such compliance for whatever reasons, he agrees to inform promptly the data exporter of his inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(j) that he has no reason to believe that the legislation applicable to him prevents him from fulfilling the instructions received from the data exporter and his obligations under the contract and that in the event of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, he will promptly notify the change to the data exporter as soon as he is aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(k) that he has implemented the technical and organisational security measures specified in Appendix 2 before processing the personal data transferred;

(l)   that he shall promptly notify the data exporter about:

(i) any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;

(ii)  any accidental or unauthorised access; and

(iii) any request received directly from the data subjects without responding to that request, unless he has been otherwise authorised to do so;

(m) to deal promptly and properly with all inquiries from the data exporter relating to his processing of the personal data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

(n) at the request of the data exporter to submit his data processing facilities for audit of the processing activities covered by the clauses which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the data exporter, where applicable, in agreement with the supervisory authority;

(o) to make available to the data subject upon request a copy of the Clauses set out in this Annex, with the exception of Appendix 2 which shall be replaced by a summary description of the security measures in those cases where the data subject is unable to obtain a copy from the data exporter.

                                    Clause 6

                        - The Parties agree that a data subject, who has suffered damage as a result of any violation of the provisions referred to in Clause 3 is entitled to receive compensation from the data exporter for the damage suffered.

                        - If a data subject is not able to bring the action referred to in paragraph 1 arising out of a breach by the data importer of any of his obligations referred to in Clause 3 against the data exporter because the data exporter has disappeared factually or has ceased to exist in law or became insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if he were the data exporter.

                                    Clause 7

1 The data importer agrees that if the data subject invokes against him third-party beneficiary rights and/or claims compensation for damages under the clauses, the data importer will accept the decision of the data subject:

      (p) to refer the dispute to mediation, by an independent person or, where applicable, by the supervisory authority;

      (q) to refer the dispute to the courts in the Member State in which the data exporter is established.

                        - The data importer agrees that, by agreement with the data subject, the resolution of a specific dispute can be referred to an arbitration body if the data importer is established in a country which has ratified the New York Convention on enforcement of arbitration awards.

                        - The Parties agree that the choice made by the data subject will not prejudice his substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

                                    Clause 8

2 The data exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

3 The Parties agree that the supervisory authority has the right to conduct an audit of the data importer which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

                                    Clause 9

The Clauses shall be governed by the law of the Member State in which the data exporter is established.

                                   Clause 10

The Parties undertake not to vary or modify the terms of the Clauses.

                                    Clause 11

4 The Parties agree that on the termination of the provision of data processing services, the data importer shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that he has done so, unless legislation imposed upon the data importer prevents him from returning or destroying all or part of the personal data transferred. In that case, the data importer warrants that he will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

5 The data importer warrants that upon request of the data exporter and/or of the supervisory authority, he will submit his data processing facilities for an audit of the measures referred to in paragraph 1.

ON BEHALF OF THE DATA EXPORTER:

Name (written out in full):      [Duly authorised representative of Fidelity
                                 Information Services, Inc.]
Position: ______________________________________________________________________

Address: _______________________________________________________________________

Other information necessary in order for
the contract to be binding (if any):        ____________________________________

                                 Signature: ____________________________________

ON BEHALF OF THE DATA IMPORTER: COVANSYS

Name (written out in full):      [Duly authorised representatives of Covansys]

Position: ______________________________________________________________________

Address: _______________________________________________________________________

Other information necessary in order for
the contract to be binding (if any):        ____________________________________

             Signature:                     ____________________________________

          ______________________________________________________________________

Position: ______________________________________________________________________

Address:  ______________________________________________________________________

Other information necessary in order for
the contract to be binding (if any):        ____________________________________

                                 Signature: ____________________________________

                                            ____________________________________

                 Appendix 1 to the Standard Contractual Clauses

This Appendix forms part of the Clauses and must be completed and signed by the Parties

DATA EXPORTER
The data exporter is (please specify briefly your activities relevant to the transfer):
 A global financial services provider.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

DATA IMPORTER
The data importer is (please specify briefly your activities relevant to the transfer):
 A software and application development company.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

DATA SUBJECTS
The personal data transferred concern the following categories of data subjects (please specify):
 Employees and clients of the data exporter.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

CATEGORIES OF DATA
The personal data transferred concern the following categories of data (please specify):
 Contact details and details of accounts and transactions involving clients.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Special categories of data (if appropriate)
The personal data transferred concern the following special categories of data (please specify):
 N/A
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PROCESSING OPERATIONS
The personal data transferred will be subject to the following basic processing activities (please specify):
 Incidental access during the provision of services by the data importer.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

DATA EXPORTER                               DATA IMPORTER
Name: [Fidelity authorized signatory]       [Covansys authorized signatory]
Authorized signature
_____________________________________

                 APPENDIX 2 TO THE STANDARD CONTRACTUAL CLAUSES

This Appendix forms part of the Clauses and must be completed and signed by the Parties.

Description of the technical and organizational security measures implemented by the data importer in accordance with Sections 4(d) and 5(c) (or document/legislation attached):
 See, for example, Section 19 and Exhibit G of the Agreement
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                    EXHIBIT C

PARAGRAPH 6
The following words shall be added at the end of paragraph 6 of Exhibit C. "Fidelity requires this information in order to comply with fair dealing rules and it shall not be disclosed to the Vendor or to any third party outside of Fidelity and its Affiliates."

PARAGRAPH 7
Paragraph 7 of Exhibit C shall be replaced with the following wording:
"7.   Have you ever been convicted of a criminal offence involving dishonesty, breach of trust or money laundering?

      You do not need to declare any spent convictions.

      [ ]  Yes                         [ ]  No

If yes please provide brief details --------------------------------------------
--------------------------------------------------------------------------
Fidelity requires this information in order to comply with its information security policies.

PARAGRAPH 8
Paragraph 8 of Exhibit E shall be deleted.

PARAGRAPH 9
Paragraph 9 of Exhibit C shall become paragraph 8 and shall be amended to read as follows:
"8.   If you answered "yes" to question 7, please note that, consistent with applicable law, a conviction or unresolved criminal charge shall not result in an automatic disqualification from your ability to provide services at Fidelity. As appropriate, factors such as the date, nature, job relatedness and seriousness of the offence shall be considered."

PARAGRAPH 10
Paragraph 10 of Exhibit C shall be deleted.

PARAGRAPH 11
Paragraph 11 of Exhibit C shall become paragraph 9 and the following words shall be added to it: "I hereby consent to the processing of all the information I have provided in this statement for the purposes of administration of the Agreement. I understand that such processing by Fidelity may involve transfers of the information I have provided in this statement to third parties both within and outside of Fidelity and the European Economic Area (including to countries which may not have legislation which protects my personal information to the same degree as in the United Kingdom)."

IN WITNESS WHEREOF, Fidelity Information Services, Inc. and Covansys have caused duly authorized representatives of their respective companies to execute this Addendum on the dates set out below.

FIDELITY INFORMATION SERVICES, INC.         COVANSYS CORPORATION

By ____________________________             By _____________________________

Printed Name ___________________            Printed Name ____________________

Title ___________________________           Title ____________________________

                           MASTER AGREEMENT EXHIBIT K

                     Minimum Cumulative Services Commitment

1. Minimum Cumulative Services Commitment. During the Initial Term, Fidelity and its Affiliates on behalf of themselves, Divestment Units and Fidelity Customers agree to purchase at least the Minimum Cumulative Services, which shall be determined by generally accepted accounting principles on an invoiced or accrued fee basis by the below corresponding date. In the event that such entities do not so purchase by each below date, then, subject to the remaining provisions of this Exhibit K, Fidelity shall pay Vendor the applicable Minimum Payment set forth below for the applicable time period:

MINIMUM CUMULATIVE
    SERVICES                    DATE                     MINIMUM PAYMENT
------------------          -------------                ---------------
     [****]                 June 30, 2006                    [****]
     [****]                 June 30, 2007                    [****]
     [****]                 June 30, 2008                    [****]
     [****]                 June 30, 2009                    [****]

On each of the Dates set forth in the above chart, for each Work Order pursuant to which Vendor is performing Services as of such Date for which Fidelity can reasonably demonstrate Vendor was late in performing its obligations under such Work Order, Vendor and Fidelity shall mutually agree on an estimate of the amount of the Services that would have been invoiced or accrued if Vendor had not delayed and such amount shall be included in Minimum Cumulative Services. The delay must relate solely to Vendor's actions. For example, if on June 30, 2006 Fidelity can demonstrate that Vendor's under a specific Work Order action caused a delay in Services delivery of four (4) weeks, Vendor and Fidelity shall then mutually agree on an estimate of the amount of Services that would have been performed during such period and include such amount in the Minimum Cumulative Services calculation at such Date for purposes of determining the Minimum Payment.

      a) Definition of "CUMULATIVE SERVICES" - The term "Cumulative Services" shall mean the Services purchased (which shall be determined by generally accepted accounting principles on an invoiced or accrued fee basis) by (i) Fidelity and its Affiliates under this Agreement for its own internal use and as a vendor on behalf of a Fidelity Customer, (ii) a Divestment Unit for its own use and as a vendor on behalf of a Fidelity Customer, (iii) a Fidelity Customer directly from Vendor related to or arising out of (1) an existing Fidelity project or engagement to perform services for a Fidelity Customer or (2) a Fidelity introduction or referral. In the case of sub clause (1) and (2) above, Vendor and Fidelity agree to execute the referral form set forth in Exhibit M for the first engagement at issue; provided, however, in the case of sub clause
(iii)(2), Vendor shall be under no obligation to accept the introduction or referral and sign the referral form if Vendor can reasonably demonstrate it has been independently pursuing the opportunity within the preceding one year and Fidelity provides no assistance to Vendor in closing the same opportunity. Except as otherwise set forth herein, all follow on work related to or arising out of that first engagement shall also count against the Minimum Cumulative Services regardless of whether or not the Fidelity Customer is also a customer of Vendor. If at the time of the first engagement, the Fidelity Customer is also a customer of Vendor for which Vendor has performed services for within the preceding one year, then any follow on work not related to or arising out of that first engagement or any follow on work that, in each case, Vendor procures on its own without any assistance from Fidelity shall not count against the Minimum Cumulative Services. Alternatively, if at the time of the first engagement, the Fidelity Customer is also a customer of Vendor for which Vendor has performed services for within the preceding one year, then any follow on work not related to or arising out of that first engagement for which Fidelity assists Vendor in securing, shall be considered a first engagement subject to execution of the referral form in accordance with the procedures set forth above and to the extent such form is executed by both parties, shall be counted against the Minimum Cumulative Services. Additionally, if at the time of the first engagement, the Fidelity Customer is not also a customer of Vendor for which Vendor has performed services for within the preceding one year, then any follow on work (regardless of whether or not such work was related to or arising out of the first engagement) shall be counted against the Minimum Cumulative Services. To avoid misunderstanding, the parties agree that the Cumulative Services shall only relate to fees for Services and shall not include any pass through costs, including but not limited to travel, hardware, software or other expenses. The parties acknowledge that any payments of Fidelity that count towards the Minimum Cumulative Services shall also count against the [****].

      b) Definition of "MINIMUM CUMULATIVE SERVICES" - The term "Minimum Cumulative Fees" means the amount of Cumulative Services set forth in the table above for each applicable period.

2. Minimum Payment Reduction. To the extent [****] percent of the Minimum Cumulative Services have been contracted for by Fidelity (which shall be determined by generally accepted accounting principles on an invoiced or accrued fee basis) as of the expiration of the corresponding time period [****] the Minimum Payment shall be equal to the Minimum Cumulative Services less the Cumulative Services divided by the Minimum Cumulative Services less the [****] and then multiplied by the above target Minimum Payment. [****].

3. Minimum Payment. Fidelity shall pay Vendor the applicable Minimum Payment, if any, in immediately available funds, or such other mutually agreed form of payment (such agreement not to be unreasonably withheld by Vendor), within thirty (30) days following Fidelity receipt of Vendor's invoice at the end of the applicable period and without offset or deduction. The Minimum Payment in this Exhibit K is in separate from the [****] provisions of Sections 2.1 and 17.2.

4. Payment Upon Termination. Notwithstanding any other provision in the Master Agreement (except as set forth in Exhibit L and pursuant to termination by Fidelity under Section 17.4 for the events described in the first sentence of
Section 17.4 involving Vendor), upon termination of the Master Agreement for any or no reason, any remaining unpaid Minimum Payments after the Termination Date of the Agreement for the current period and each period after the date Vendor receives notice of termination shall be immediately due and payable in immediately available funds, or such other mutually agreed form of payment, without offset or deduction by Fidelity, but in no event later than the last day Vendor performs Services under the Master Agreement; provided, however, in the event of a termination of the Agreement, in whole and not in part, for cause by Fidelity under Section 17.3 involving Vendor, the Limitation of Liability described in Section 15.2 (a) of the Master Agreement shall be increased by the amount of Fidelity's payment of any Minimum Payments under this Exhibit K.

Fidelity and Vendor each hereby acknowledge and agree that actual damages for Fidelity's failure to comply with the terms of this Exhibit are difficult to determine and that the Minimum Payments set forth herein are a reasonable and appropriate measure of the damages for such loss of bargain and do not represent a penalty or consequential damages for losses sustained by Vendor as a result of such reduced business volume. The terms of this Exhibit K shall not be taken into account in evaluating Vendor's compliance with Section 8.4 [****] under the Master Agreement.

                           MASTER AGREEMENT EXHIBIT L

                Additional Termination for Convenience Provisions

Notwithstanding the terms set forth in Section 17.2 of the Agreement, if the "closing" does not occur for any reason as contemplated by the Stock Purchase Agreement between Vendor and Fidelity Information Services, Inc. at the Shareholder Meeting (as defined in the Stock Purchase Agreement), then Fidelity, at any time thereafter, may terminate this Agreement together with the Agreement Collateral Documents, and/or one or more Work Orders (in either case, in whole or in part), and without liability and/or the payment of any termination fee or liquidated damages (including any termination payments under Section 17.2 of the Agreement, Minimum Payment payments under Exhibit K of the Agreement, or for the amount of any unused [****] under Section 2.1(e) of the Agreement) by giving Vendor written notice of the termination. In the event this Agreement or any Work Order is so terminated, Fidelity shall be liable to Vendor for only the sums owing for all work actually performed as set forth on the Work Order(s) through the effective date of termination.

If Fidelity elects to terminate this Agreement under the terms of Exhibit L, then the terms of Section 12.1(ff) shall only apply to those Fidelity Customers Vendor (a) has provided Services for as identified in a Work Order through the Effective Date of termination, (b) has been introduced by Fidelity prior to the Effective Date of termination, or (c) has received Confidential Information with respect to such Fidelity Customer from or on behalf of Fidelity. Furthermore, notwithstanding any terms to the contrary, Section 20.3 - Non-Solicitation/Non-Hiring shall not survive termination of the Agreement under this Exhibit L, and neither party and its respective Affiliate(s), will, except with the other party's prior written approval, directly or indirectly, hire or offer employment to any party's personnel who were involved with the Agreement.

                           MASTER AGREEMENT EXHIBIT M

                                  Referral Form

Fidelity hereby registers the following Fidelity Customer prospect with Vendor under the terms of the Master Service Provider Agreement dated April 26, 2004 and Vendor confirms it is not currently pursuing the same Project independently of this Fidelity introduction (the "Master Agreement").

The terms of the Master Agreement between Vendor and Fidelity being in force at the date of this form will apply to the following opportunity unless otherwise noted. Fees will be applied towards the [****] in accordance with the terms of
Section 2.1(e) and towards the Minimum Cumulative Services in Exhibit K if Vendor enters into a contract with such Customer to provide Services.

Customer Name:

Customer Contact:

Project Name:

Fidelity Contact:

Vendor Contact:

In relation with this referral, Fidelity is introducing Vendor to this project.

Description of Project:

Description of Anticipated Presales Activities:

Prior Vendor Relationship/Client:  Yes/No

Notes:

This form is not binding unless signed by an authorized representative of both Parties.

Fidelity Information Services, Inc.         Covansys Corporation

By:                                         By:
Name:                                       Name:
Title:                                      Title:
Date:                                       Date:

                                       37